EXHIBIT 99.1

CONTACT:

Benjamin Stephen

Director, Investor Relations

703-904-5539

bstephen@quadramed.com

David L. Piazza

Vice President, Finance

703-742-5312

dpiazza@quadramed.com

QUADRAMED ANNOUNCES STRONG REVENUES AND POSITIVE CASH FLOW FROM OPERATIONS

RESTON, VA – (May 6, 2004) – QuadraMed Corporation (OTCBB:QMDC.OB) announced today its first quarter 2004 financial results. Revenues were $36.5 million for the first quarter, representing an increase of almost 25% over the same period in 2003. Loss from Operations was $(2.5) million compared to $(9.7) million for the first quarter in 2003. Cash Flow Provided by Operating Activities improved to positive $1.8 million, compared to a negative $(6.4) million in the first quarter of 2003.

Other first quarter highlights include the acquisition of Détente Systems PTY Ltd., an Australia based provider of laboratory and radiology systems, the award of Coding and Compliance contracts by Altru Health Systems and the settlement of the class action and derivative suits.

Management will review these results in an investment community conference call at 4:30 PM Eastern (1:30 PM Pacific) this afternoon. To ensure fair dissemination of information, no inquiries of management should be made regarding QuadraMed’s results until after the conference call. A brief question and answer period will follow management’s presentation. The dial-in number for the conference call is 800-967-7135 for domestic participants, and 719-457-2626 for international. Callers should dial in by 4:15 PM Eastern (1:15 PM Pacific) to register. The call will also be webcast live and available to the public via the Investor Relations section of QuadraMed’s Webpage at www.quadramed.com. Please note that the webcast is listen-only. Listeners should access the website at 4:15 PM Eastern (1:15 PM Pacific) to register and to download and install any necessary audio software. Webcast replays will be available shortly after the live call’s completion.

QuadraMed First Quarter 2004

Attachments	Exhibit 1	Condensed Consolidated Balance Sheets as of March 31, 2004 and December 31, 2003
	Exhibit 2	Condensed Consolidated Statements of Operations for three months ended March 31, 2004 and March 31, 2003
	Exhibit 3	Condensed Consolidated Statements of Cash Flows for three months ended March 31, 2004 and March 31, 2003

About QuadraMed Corporation

QuadraMed is dedicated to improving healthcare delivery by providing innovative healthcare information technology and services. From clinical and patient information management to revenue cycle and health information management, QuadraMed delivers real-world solutions that help healthcare professionals deliver outstanding patient care with optimum efficiency. Behind our products and services is a staff of more than 850 professionals whose experience and dedication to service has earned QuadraMed the trust and loyalty of customers at more than 1,900 healthcare provider facilities. To find out more about QuadraMed, visit www.quadramed.com.

Cautionary Statement on Risks Associated with QuadraMed’s Forward-Looking Statements

This press release contains forward-looking statements by QuadraMed within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement.

QuadraMed advises investors that it discusses risk factors and uncertainties that could cause QuadraMed’s actual results to differ from forward-looking statements in its periodic reports filed with the Securities and Exchange Commission (“SEC”).

QuadraMed’s SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC’s EDGAR Database at www.sec.gov (QuadraMed’s EDGAR CIK (Central Index Key) No. 0001018833).

QuadraMed is a registered trademark of QuadraMed Corporation. All other trademarks are the property of their respective holders.

###

Exhibit 1

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except percentages and per share amounts)

	March 31, 2004	December 31, 2003
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$34,763	$36,944
Accounts receivable, net of allowance for doubtful accounts of $3,183 and $3,406, respectively	32,809	30,872
Unbilled and other receivables	4,650	6,218
Prepaid expenses and other current assets	11,639	11,268

Total current assets	83,861	85,302

Restricted cash	5,469	5,523
Property and equipment, net	6,066	5,643
Capitalized software development costs, net	2,667	3,219
Goodwill	22,141	18,445
Other intangible assets, net	7,376	6,992
Other long-term assets	8,160	8,031

Total assets	$135,740	$133,155

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$4,758	$2,914
Accrued payroll and related	8,453	11,100
Accrued interest	3,876	1,912
Other accrued liabilities	8,415	7,866
Deferred revenue	51,908	48,502

Total current liabilities	77,410	72,294
10% Senior Secured Notes due 2008, net of unamortized discount of $10,604 and $11,061, respectively	61,690	61,233
5.25% Convertible Subordinated Notes due 2005	11,931	11,931
Other long-term liabilities	4,645	4,580

Total liabilities	155,676	150,038

Stockholders’ deficit
Preferred stock, $0.01 par, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par, 150,000 shares authorized; 31,023 and 28,871 shares issued; 31,023 and 28,671 shares issued outstanding, respectively	310	287
Treasury stock at cost, 0 and 200 shares, respectively	—	(822)
Additional paid-in-capital	293,053	292,719
Deferred compensation and accumulated other comprehensive loss	(2,642)	(2,951)
Accumulated deficit	(310,657)	(306,116)

Total stockholders’ deficit	(19,936)	(16,883)

Total liabilities and stockholders’ deficit	$135,740	$133,155

Exhibit 1 to Press Release dated May 6, 2004

Exhibit 2

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,
	2004	2003
Revenues
Services	$4,711	$4,746
Maintenance	9,824	8,573
Installation and other	4,923	4,174

Services and other revenue	19,458	17,493
Licenses	12,496	9,555
Hardware	4,514	2,186

Total revenues	36,468	29,234

Cost of revenue
Cost of services and other revenue	9,667	10,652
Cost of licenses revenue	3,175	1,946
Cost of hardware revenue	2,830	1,816

Total cost of revenues	15,672	14,414

Gross margin	20,796	14,820

Operating expenses
General and administration	9,204	12,096
Software development	6,763	5,292
Sales and marketing	6,110	5,712
Amortization of intangible assets and depreciation	1,255	1,422

Total operating expenses	23,332	24,522

Loss from operations	(2,536)	(9,702)

Other income (expense)
Interest expense, net	(2,370)	(906)
Other income (expense), net	202	(70)

Other income (expense)	(2,168)	(976)

Loss before income taxes	$(4,704)	$(10,678)
Provision (benefit) for income taxes	(163)	—

Net loss	$(4,541)	$(10,678)

Loss per share
Basic and diluted	$(0.16)	$(0.40)

Weighted average shares outstanding
Basic and diluted	29,155	27,005

Exhibit 2 to Press Release dated May 6, 2004

Exhibit 3

QUADRAMED CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three months ended March 31,
	2004	2003
Cash flows from operating activities
Net loss	$(4,541)	$(10,678)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,735	2,468
Provision for bad debts	692	239
Other	(14)	51
Changes in assets and liabilities:
Accounts receivable	(2,630)	(7,698)
Prepaid expenses and other	346	(485)
Accounts payable and accrued liabilities	1,775	486
Deferred revenue	3,406	9,212

Cash provided by (used in) operating activities	1,769	(6,405)
Cash flows from investing activities
Proceeds from sale of assets	—	4,190
Acquisition of Détente	(4,074)	—
Capitalized software development costs	—	(133)
Purchases of property and equipment	(1,162)	(479)
Other	106	15

Cash provided by (used in) investing activities	(5,130)	3,593
Cash flows from financing activities
Proceeds from issuance of common stock	1,180	104
Repayments of debt	—	(18)

Cash provided by financing activities	1,180	86
Net decrease in cash and cash equivalents	(2,181)	(2,726)
Cash and cash equivalents, beginning of period	36,944	23,663

Cash and cash equivalents, end of period	$34,763	$20,937

Supplemental disclosure of cash flow information
Cash paid for interest	—	—
Net cash (refunded) paid for taxes	(163)	(13)

Exhibit 3 to Press Release dated May 6, 2004